LIMITED POWER OF ATTORNEY

BancIreland (US) Holdings, Inc. (the "Grantor"), having its principal office at 282 Route 101, Liberty Park #15, Amherst, NH 03031 is the sole owner of Iridian Asset Management LLC (the "Adviser"), an investment adviser registered with the United States Securities and Exchange Commission (the "SEC").

Grantor appoints each of Jeffrey M. Elliott, Executive Vice President and Chief Operating Officer, and Lane S. Bucklan, General Counsel (each, the "Agent") of Iridian Asset Management LLC as its true and lawful attorney-in-fact for the following specific and limited purposes only:

To exercise or perform any act, power, duty, right or obligation whatsoever that Grantor now has, or may subsequently acquire the legal right, power or capacity to exercise or perform, in connection with, arising from or relating to Adviser's obligation to make filings with the SEC under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, the authority to prepare, sign, and file all such forms, schedules, or other documents which may be necessary to complete such filings.

Grantor gives and grants each Agent individually full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set forth herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said Agent shall lawfully do or cause to be done by virtue hereof.

Dated: January 15, 2008

                                       BANCIRELAND (US) HOLDINGS, Inc.

                                        By: /s/ Diane  Morrison
                                        _______________________________
                                        Diane Morrison, President

Appointment  accepted by:

/s/  Jeffrey M.  Elliott
_____________________________
Jeffrey  M.  Elliott
Executive  Vice  President  and Chief
Operating Officer

/s/ Lane S. Bucklan
__________________________________
Lane S. Bucklan
General Counsel

                           LIMITED POWER OF ATTORNEY

BIAM (US), Inc. (the "Grantor"), having its principal office at 282 Route 101, Liberty Park #15, Amherst, NH 03031 is the sole owner of Iridian Asset Management LLC (the "Adviser"), an investment adviser registered with the United States Securities and Exchange Commission (the "SEC").

Grantor appoints each of Jeffrey M. Elliott, Executive Vice President and Chief Operating Officer, and Lane S. Bucklan, General Counsel (each, the "Agent") of Iridian Asset Management LLC as its true and lawful attorney-in-fact for the following specific and limited purposes only:

To exercise or perform any act, power, duty, right or obligation whatsoever that Grantor now has, or may subsequently acquire the legal right, power or capacity to exercise or perform, in connection with, arising from or relating to Adviser's obligation to make filings with the SEC under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including, but not limited to, the authority to prepare, sign, and file all such forms, schedules, or other documents which may be necessary to complete such filings.

Grantor gives and grants each Agent individually full power and authority to do and perform all and every act and thing whatsoever necessary to be done in and about the specific and limited premises set forth herein as fully, to all intents and purposes, as might or could be done if personally present, with full power of substitution and revocation, hereby ratifying and confirming all that said Agent shall lawfully do or cause to be done by virtue hereof.

Dated: January 15, 2008

                                        BIAM (US), Inc.

                                        By: /s/ Diane  Morrison
                                        ______________________________
                                        Diane Morrison, President

Appointment  accepted by:

/s/  Jeffrey M.  Elliott
_________________________________
Jeffrey  M.  Elliott
Executive  Vice  President  and Chief
Operating Officer

/s/ Lane S. Bucklan
_________________________________
Lane S. Bucklan
General Counsel